UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Impac Mortgage Holdings, Inc. Announces Move to Virtual

Annual Stockholder Meeting For 2020

IRVINE, California, May 28, 2020 – Impac Mortgage Holdings, Inc. (NYSE American: IMH) (the “Company”) today announced that its Board of Directors has approved a change in the location of its 2020 Annual Meeting of Stockholders to a virtual-only stockholder meeting. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), to support the health and well-being of our employees and stockholders, and following the issuance of local and statewide stay at home/work at home orders, the Annual Meeting will be held in a virtual meeting format only via audio webcast, which provides stockholders rights and opportunities equivalent to an in-person meeting of stockholders. You will not be able to attend the Annual Meeting physically.

Virtual meeting date: Tuesday, June 23, 2020
Virtual meeting time: 9:00 a.m. Pacific Daylight Time
To register to attend the Virtual meeting link: https://viewproxy.com/impaccompanies/2020/htype.asp

To attend the virtual Annual Meeting, stockholders must register in advance at https://viewproxy.com/impaccompanies/2020/htype.asp by 11:59 p.m., California Time, on June 21, 2020.

Stockholders of record at the close of business on April 20, 2020, are invited to register for the meeting at https://viewproxy.com/impaccompanies/2020/htype.asp using the instructions provided with their supplemental proxy materials that were filed on or about May 28, 2020. The proxy materials for the Annual Meeting, including the supplement filed on May 28, 2020, are available at http://www.viewproxy.com/ImpacCompanies/2020 or at the Company’s website at www.impaccompanies.com.

Technical assistance will be available for those attending the meeting.

A replay of the stockholder meeting will be available on the Company’s website at http://ir.impaccompanies.com

Although the Annual Meeting will be held in a virtual-only format this year, the Company remains committed to stockholder engagement and currently intends to return to an in-person annual meeting for future stockholder meetings under normal circumstances.

About the Company

Impac Mortgage Holdings, Inc. (IMH or Impac) provides innovative mortgage lending and real estate solutions that address the challenges of today’s economic environment. Impac’s operations include mortgage lending, servicing, portfolio loss mitigation and real estate services as well as the management of the securitized long-term mortgage portfolio, which includes the residual interests in securitizations.

For additional information, questions or comments, please call Justin Moisio, Chief Administrative Officer at (949) 475-3988 or email Justin.Moisio@ImpacMail.com. Web site: http://ir.impaccompanies.com or www.impaccompanies.com

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY JUNE 23, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Impac Mortgage Holdings, Inc. (the “Company”), dated May 1, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 23, 2020. This Supplement is being made available to stockholders on or about May 28, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Impac Mortgage Holdings, Inc. (the “Company”), dated May 1, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 23, 2020. This Supplement is being made available to stockholders on or about May 28, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2020

To the Stockholders of Impac Mortgage Holdings, Inc.:

Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), to support the health and well-being of our employees and stockholders, and following the issuance of local and statewide stay at home/work at home orders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders (the “Annual Meeting”) of Impac Mortgage Holdings, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, June 23, 2020 at 9:00 a.m. California time. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 20, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. If you wish to attend the virtual Annual Meeting, you must register in advance at https://viewproxy.com/impaccompanies/2020/htype.asp by 11:59 pm, California Time, on June 21, 2020.

Stockholders may virtually attend the Annual Meeting via live audio webcast by clicking the link provided in the e-mail that will be sent to you after registering. The webcast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the virtual Annual Meeting.

If you are a stockholder of record as of the close of business on the record date for the virtual Annual Meeting, you will be entitled to attend the virtual Annual Meeting and participate during the virtual Annual Meeting via a live audio webcast. If you hold your shares in “street name” through a bank, broker or other nominee as of the close of business on the record date for the virtual Annual Meeting, you will be able to attend and participate during the virtual Annual Meeting via the live audio webcast, but you will not be able to vote at the virtual Annual Meeting unless you obtain a legal proxy from your bank, broker or other nominee and submit it as part of the registration process. Obtaining a legal proxy may take several days. If you vote by proxy prior to the virtual Annual Meeting and also attend the virtual Annual Meeting, there is no need to vote electronically at the virtual Annual Meeting unless you wish to change your vote.

Registering to attend the Annual Meeting

To register to attend the virtual Annual Meeting, please visit https://viewproxy.com/impaccompanies/2020/htype.asp ALL REGISTRATIONS MUST BE RECEIVED BY 11:59 PM California time on June 21, 2020.

•	If you own shares of the Company’s common stock registered in your name on the books of our transfer agent, as of the close of business on April 20, 2020, the record date for the Annual Meeting (a “registered holder”), please click “Registration for Registered Holders” and enter your name, address and phone number.
•	If you hold shares of the Company’s common stock in an account at a broker, bank, trust or other nominee as of the close of business on April 20, 2020, the record date for the Annual Meeting (a “beneficial holder”), please click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. If you wish to vote electronically at the Annual Meeting, please upload during registration or email a copy of your legal proxy that you have obtained from your bank or broker to virtualmeeting@viewproxy.com.

If you have already authorized a proxy or provided voting instructions by returning a signed proxy card, or by following the instructions provided by your bank, broker or other nominee, you do not need to register or attend the virtual Annual Meeting in order for your vote to be counted.

After you have registered for the virtual Annual Meeting, you will receive an e-mail indicating that your registration has been confirmed along with the meeting password. You will need this password in order to virtually attend the Annual Meeting.

Attending the virtual Annual Meeting

Stockholders who properly register to attend the Annual Meeting may attend the Annual Meeting by clicking on the link provided in the e-mail sent to you after you have successfully registered. You will need the password to access the virtual Annual Meeting. To submit proper questions you will need to follow the proper procedures during the virtual Annual Meeting. In order to vote, you will need the control number that was provided with the confirmation of your registration for the Annual Meeting. We encourage you to access the virtual Annual Meeting webcast prior to the start time. Online check-in will begin, at 8:40 a.m., California Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted in the FAQ that will be posted on the registration page. Technical support will also be available once the meeting starts at www.virtualmeeting@viewproxy.com and by calling 866-612-8937 or prior to the meeting as needed.

By Order of the Board of Directors,

NIMA J. VAHDAT
General Counsel and Corporate Secretary
Dated: May 28, 2020

The Annual Meeting will be held on June 23, 2020 at 9:00 a.m. California time.  Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are accessible, free of charge, at www.viewproxy.com/impaccompanies/2020.